UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2025

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 6, 2025. At the Annual Meeting, the Company’s shareholders (i) elected 11 individuals to the Board of Directors of the Company (the “Board”), (ii) approved an advisory resolution to approve executive compensation, (iii) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025, and (iv) voted against a shareholder proposal regarding an independent Board chairman. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2025 (the “Proxy Statement”).

(b) Proposal 1

The Company’s shareholders elected 11 individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	154,859,470	10,733,487	587,893	13,287,195
Mary C. Choksi	154,605,518	11,442,755	132,577	13,287,195
Leonard S. Coleman, Jr.	143,083,686	22,969,352	127,812	13,287,195
Mark D. Gerstein	165,462,566	585,513	132,771	13,287,195
Ronnie S. Hawkins	162,931,835	3,121,025	127,990	13,287,195
Deborah J. Kissire	153,273,852	12,775,330	131,668	13,287,195
Gracia C. Martore	154,510,644	11,547,235	122,971	13,287,195
Patricia Salas Pineda	163,369,510	2,681,483	129,857	13,287,195
Linda Johnson Rice	147,115,973	18,938,475	126,402	13,287,195
Cassandra Santos	165,456,912	597,814	126,124	13,287,195
Valerie M. Williams	153,295,088	12,760,369	125,393	13,287,195

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
148,901,265	17,079,468	200,117	13,287,195

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
166,894,902	12,411,279	161,864

Proposal 4

The Company’s shareholders voted against the shareholder proposal regarding an independent Board chairman as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,852,570	119,091,578	236,702	13,287,195

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.

Date: May 9, 2025

	By:	/s/ Louis F. Januzzi
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

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